UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3864
Oppenheimer Balanced Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  September 30
Date of reporting period:  09/30/2009

Item 1.  Reports to Stockholders.
September 30, 2009 M A N A G E M E N T C O M M E N TA R I E S Fund Update A N N U A L R E P O RT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

September 30, 2009

Oppenheimer

Balanced Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Fund Update

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Software	11.9%
Oil, Gas & Consumable Fuels	4.4
Internet Software & Services	4.1
Communications Equipment	3.7
Media	3.2
Insurance	3.1
Pharmaceuticals	2.3
Diversified Financial Services	2.3
Health Care Providers & Services	2.1
Chemicals	2.1
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on net assets.

Top Ten Common Stock Holdings

Take-Two Interactive Software, Inc.	4.6%
Microsoft Corp.	3.4
Google, Inc., Cl. A	2.7
Exxon Mobil Corp.	2.6
Everest Re Group Ltd.	2.4
JPMorgan Chase & Co.	2.3
THQ, Inc.	2.2
QUALCOMM, Inc.	2.0
Chevron Corp.	1.8
Research in Motion Ltd.	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on net assets. For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
9 | OPPENHEIMER BALANCED FUND

TOP HOLDINGS AND ALLOCATIONS
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total market value of investments.
10 | OPPENHEIMER BALANCED FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended September 30, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For the twelve-month period ended September 30, 2009, Oppenheimer Balanced Fund’s Class A shares (without sales charge) returned –15.94%. In comparison, the Fund’s equity benchmark, the S&P 500 Index, and its fixed-income benchmark, the Barclays Capital Aggregate Bond Index, returned –6.91% and 10.56%, respectively, during the period. The Fund’s losses during the one-year period can be attributed to several factors, particularly the overwhelmingly volatile and declining market backdrop over the first half of the reporting period, during which performance suffered. In particular, the Fund’s bond component underperformed its fixed-income benchmark over the first half of the reporting period.
     As the reporting period began, domestic economic conditions significantly worsened, a global recession took full effect and markets worldwide plummeted. After Lehman Brothers collapsed into bankruptcy in September 2008, many investors engaged in panic selling. This led to a situation in which the prices of most non-Treasury fixed-income securities, or “spread products,” declined due to the significant market sell-off. As investors sought protection in U.S. Treasury securities, the volatility in the corporate debt market created a backdrop in which even the highest-rated assets were battered.
     During the fourth quarter of 2008, we believe three primary factors emerged, which adversely impacted the performance of the Fund’s bond component. First, there was an unprecedented and unanticipated widening of credit spreads of mortgage-backed securities (MBS) over Treasury securities, which accelerated during November 2008, and had a negative impact on the Fund’s positions in certain investments in the commercial mortgage-backed securities (CMBS) and MBS sectors. We had regarded CMBS and CMBS swaps as attractively valued investments in the wake of steep declines. Unfortunately, despite investment-grade credit ratings and seniority in their issuers’ capital structures, these securities and swaps continued to plunge early in 2009 amid recession-related concerns regarding business trends is the commercial real estate market. Second, the historical correlation between highly rated securities and Treasuries and investor behavior in past economic crises did not occur. Accordingly, amidst the difficult financial conditions, in a flight to quality, investors flocked to U.S. Treasury securities and not to highly-rated non-Treasury securities, such as the ones the Fund held. Third, liquidity virtually disappeared as the markets in mortgage-related instruments effectively shut down. Rather than continuing to expand their positions, traditional financial intermediaries began aggressively shrinking their balance sheets, severely limiting the ability of the Fund’s
11 | OPPENHEIMER BALANCED FUND

FUND PERFORMANCE DISCUSSION
bond team to either scale back or hedge against portfolio holdings that detracted from performance during the global economic crisis in the fourth quarter of 2008. During this time, Fund performance was also hurt by high-yield debt investments in the financials and auto-related sectors. Consequently, in the first quarter of 2009, the Fund eliminated or significantly reduced most of these positions.
     By early March, evidence had appeared that the aggressive measures taken by governments around the globe had succeeded in stabilizing the credit markets to a degree. Markets started to rebound, and investors began to grow more tolerant of risk as they looked forward to a resumption of economic growth. As a result, some of the bond market sectors that had been severely affected during the downturn began to rally in a sustained rebound that persisted through the reporting period’s end. During this time, the Fund benefited from its exposure to residential mortgages, primarily agency mortgages, as government programs initiated by the Federal Reserve and Treasury Department began to take hold. With investors more tolerant of risk, U.S. Treasuries experienced negative returns over the second half of the reporting period. As a result, the Fund’s minimal exposure to U.S. Treasuries benefited performance.
     At period end, the bond component was repositioned to diversify its sources of risk and return under the direction of the component’s new portfolio managers. The Fund’s investments in the CMBS, non-agency MBS and investment grade financials sectors have been reduced, while its investments in investment grade non-financials increased during the period. At period end, approximately 40% of the Fund’s invested assets were allocated to the bond component, comprised mainly of MBS and corporate bonds. We built up a larger-than-usual cash position to seek liquidity so that the Fund could be better positioned to deal with the effects of ongoing volatility.
     Despite the Fund’s overall underperformance during the reporting period, the equity component outperformed the S&P 500 Index led by the consumer staples, financials, health care, industrials, materials and utilities sectors. Within health care, the Fund’s overweight position in convertible securities of pharmaceutical companies Mylan, Inc. and Schering-Plough Corp. contributed to the outperformance within the sector, as both holdings performed well during the reporting period. In materials, the Fund performed particularly well in the chemicals subsector, as an overweight to The Lubrizol Corp., which performed well during the reporting period, benefited performance. We also exited our position in The Mosaic Co. and locked in our gains. A few other top stock performers included QUALCOMM, Inc., Google, Inc., Apple, Inc. and Research in Motion Ltd.
     Detractors to performance included video game companies Take-Two Interactive Software, Inc. and THQ, Inc., as both had a very difficult fourth quarter of 2008. These
12 | OPPENHEIMER BALANCED FUND

securities fared much better in 2009 during the market rebound and from January 2009 through the end of the reporting period were among the Fund’s top five positive contributors to performance.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2009. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. The Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. corporate, government and mortgage-backed securities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments vary from the investments in the index.
13 | OPPENHEIMER BALANCED FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER BALANCED FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
15 | OPPENHEIMER BALANCED FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | OPPENHEIMER BALANCED FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
17 | OPPENHEIMER BALANCED FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/24/87. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER BALANCED FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement
19 | OPPENHEIMER BALANCED FUND

FUND EXPENSES Continued
of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2009	September 30, 2009	September 30, 2009

Actual
Class A	$1,000.00	$1,252.80	$7.02
Class B	1,000.00	1,247.10	12.34
Class C	1,000.00	1,247.10	12.11
Class N	1,000.00	1,251.10	9.17

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.85	6.29
Class B	1,000.00	1,014.14	11.07
Class C	1,000.00	1,014.34	10.86
Class N	1,000.00	1,016.95	8.22
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2009 are as follows:

Class	Expense Ratios

Class A	1.24%
Class B	2.18
Class C	2.14
Class N	1.62
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS September 30, 2009

	Shares	Value

Common Stocks—52.0%
Consumer Discretionary—3.2%
Media—3.2%
Jupiter Telecommunications Co. Ltd.	9,971	$9,641,651
Liberty Global, Inc., Series A1	178,357	4,025,517
Liberty Global, Inc., Series C1	173,219	3,890,499

		17,557,667

Consumer Staples—5.1%
Beverages—0.4%
Molson Coors Brewing Co., Cl. B, Non-Vtg.	48,100	2,341,508
Food & Staples Retailing—1.2%
Kroger Co. (The)	195,000	4,024,800
Walgreen Co.	67,400	2,525,478

		6,550,278

Food Products—1.5%
Nestle SA	195,350	8,324,477
Tobacco—2.0%
Altria Group, Inc.	181,800	3,237,858
Lorillard, Inc.	110,980	8,245,814

		11,483,672

Energy—4.4%
Oil, Gas & Consumable Fuels—4.4%
Chevron Corp.	140,800	9,916,544
Exxon Mobil Corp.	213,980	14,681,168

		24,597,712

Financials—6.2%
Commercial Banks—0.8%
Wells Fargo & Co.	168,800	4,756,784
Diversified Financial Services—2.3%
JPMorgan Chase & Co.	289,200	12,672,744
Insurance—3.1%
Assurant, Inc.	112,900	3,619,574
Everest Re Group Ltd.	153,360	13,449,672

		17,069,246
F1 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Health Care—6.8%
Biotechnology—0.7%
Amicus Therapeutics, Inc.[1]	207,170	$1,812,738
Genzyme Corp. (General Division)[1]	41,100	2,331,603

		4,144,341

Health Care Equipment & Supplies—1.7%
Beckman Coulter, Inc.	71,910	4,957,475
Covidien plc	101,700	4,399,542

		9,357,017

Health Care Providers & Services—2.1%
Aetna, Inc.	189,610	5,276,846
Medco Health Solutions, Inc.[1]	115,040	6,362,862

		11,639,708

Pharmaceuticals—2.3%
Abbott Laboratories	108,810	5,382,831
Wyeth	151,000	7,335,580

		12,718,411

Industrials—3.3%
Aerospace & Defense—0.4%
Orbital Sciences Corp.[1]	142,457	2,132,581
Industrial Conglomerates—0.5%
Tyco International Ltd.	89,800	3,096,304
Machinery—1.8%
Joy Global, Inc.	128,570	6,292,216
Navistar International Corp.[1]	101,190	3,786,530

		10,078,746

Trading Companies & Distributors—0.6%
Aircastle Ltd.	340,400	3,291,668
Information Technology—20.4%
Communications Equipment—3.7%
Nortel Networks Corp.[1]	1,478	129
Orbcomm, Inc.[1]	291	792
QUALCOMM, Inc.	246,830	11,102,413
Research in Motion Ltd.[1]	142,980	9,658,299

		20,761,633
F2 | OPPENHEIMER BALANCED FUND

	Shares	Value

Computers & Peripherals—0.7%
Apple, Inc.[1]	21,200	$3,929,844
Internet Software & Services—4.1%
eBay, Inc.[1]	327,800	7,739,358
Google, Inc., Cl. A1	30,290	15,019,297

		22,758,655

Software—11.9%
Microsoft Corp.	740,180	19,163,260
Novell, Inc.[1]	760,190	3,428,457
Synopsys, Inc.[1]	255,320	5,724,274
Take-Two Interactive Software, Inc.[1,2]	2,281,547	25,576,142
THQ, Inc.[1]	1,781,530	12,185,665

		66,077,798

Materials—2.1%
Chemicals—2.1%
Celanese Corp., Series A	61,250	1,531,250
Lubrizol Corp. (The)	97,950	6,999,507
Potash Corp. of Saskatchewan, Inc.	33,000	2,981,220

		11,511,977

Utilities—0.5%
Electric Utilities—0.5%
Edison International, Inc.	88,000	2,955,040

Total Common Stocks (Cost $270,852,759)		289,807,811

Preferred Stocks—3.5%
Mylan, Inc., 6.50% Cv., Non-Vtg.	9,900	10,252,341
Schering-Plough Corp., 6% Cv.	39,000	9,465,300

Total Preferred Stocks (Cost $11,877,265)		19,717,641

	Principal
	Amount

Asset-Backed Securities—3.6%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.726%, 5/25/34[3]	$1,500,534	1,027,307
Bank of America Auto Trust, Automobile Asset-Backed Certificates, Series 2009-2A, Cl. A4, 3.03%, 10/15/16[4]	2,300,000	2,310,126
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13	565,000	589,315
F3 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
Centex Home Equity Loan Trust 2006-A, Asset-Backed Certificates, Series 2006-A, Cl. AV2, 0.346%, 5/16/36[3]	$118,997	$116,896
Chase Issuance Trust, Credit Card Asset-Backed Certificates, Series 2007-A15, Cl. A, 4.96%, 9/17/12	1,460,000	1,518,429
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	310,000	304,124
CNH Equipment Trust, Asset-Backed Certificates, Series 2009-B, Cl. A3, 2.97%, 3/15/13	1,025,000	1,042,192
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.986%, 2/25/33[3]	31,485	19,644
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36[3]	1,587,910	1,242,743
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36[3]	338,842	266,248
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.366%, 6/25/47[3]	920,000	606,691
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.336%, 7/25/36[3]	973,878	919,525
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.356%, 7/7/36[3]	459,392	348,123
Ford Credit Auto Owner Trust, Automobile Receivables Nts., Series 2009-B, Cl. A2, 2.10%, 11/15/11	165,000	166,440
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle Contract-Backed Nts., Series 2009-2, Cl. A2, 2%, 7/15/12	1,495,000	1,507,113
Honda Auto Receivables 2009-3 Owner Trust, Automobile Asset-Backed Nts., Series 2009-3, Cl. A2, 1.50%, 8/15/11[5]	650,000	652,665
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.533%, 1/20/35[3]	477,426	413,255
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.383%, 3/20/36[3]	340,000	317,653
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31[5]	144,674	144,894
MBNA Credit Card Master Note Trust, Credit Card Receivables:
Series 2003-C7, Cl. C7, 1.593%, 3/15/16[3]	2,900,000	2,645,705
Series 2005-A6, Cl. A6, 4.50%, 1/15/13	1,450,000	1,492,507
Option One Mortgage Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.346%, 7/1/36[3]	1,366,761	1,109,936
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.346%, 9/25/36[3]	714,437	680,257
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-BNC3, Cl. A2, 0.286%, 9/25/36[3]	147,284	145,332
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 0.346%, 7/25/36[3]	359,667	353,986

Total Asset-Backed Securities (Cost $22,026,965)		19,941,106
F4 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Mortgage-Backed Obligations—33.2%
Government Agency—28.9%
FHLMC/FNMA/FHLB/Sponsored—27.3%
Federal Home Loan Bank, Mtg.-Backed Obligations, Series 5G-2012, Cl. 1, 4.97%, 2/24/12	$1,835,217	$1,933,286
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/18	145,717	153,975
5%, 8/15/33[6]	391,157	406,270
5.50%, 9/1/39[7]	2,250,000	2,358,398
6%, 7/15/24	146,649	156,910
6%, 6/15/24[7]	290,000	308,624
7%, 10/1/37	4,174,867	4,528,276
8%, 4/1/16	28,197	30,586
9%, 8/1/22-5/1/25	8,554	9,472
Federal Home Loan Mortgage Corp., Gtd. Collateralized Mtg. Obligations Multiclass Pass-Through Certificates, Series 2676, Cl. KB, 5%, 2/1/20	699,683	726,193
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	22,001	23,957
Series 2006-11, Cl. PS, 23.664%, 3/25/36[3]	551,710	742,987
Series 2034, Cl. Z, 6.50%, 2/15/28	275,266	297,033
Series 2053, Cl. Z, 6.50%, 4/15/28[6]	265,617	285,169
Series 2426, Cl. BG, 6%, 3/15/17	1,410,160	1,523,108
Series 2427, Cl. ZM, 6.50%, 3/15/32	1,509,876	1,617,883
Series 2626, Cl. TB, 5%, 6/1/33	1,365,000	1,469,339
Series 2638, Cl. KG, 4%, 11/1/27	2,200,000	2,269,045
Series 2648, Cl. JE, 3%, 2/1/30	1,855,453	1,873,976
Series 2663, Cl. BA, 4%, 8/1/16	1,924,751	1,985,897
Series 2686, Cl. CD, 4.50%, 2/1/17	1,250,478	1,294,511
Series 3019, Cl. MD, 4.75%, 1/1/31	1,182,266	1,234,075
Series 3025, Cl. SJ, 23.858%, 8/15/35[3]	115,094	152,926
Series 3157, Cl. MC, 5.50%, 2/1/26	1,859,676	1,912,204
Series 3279, Cl. PH, 6%, 2/1/27	1,480,000	1,543,324
Series 3306, Cl. PA, 5.50%, 10/1/27[6]	512,497	530,705
Series R001, Cl. AE, 4.375%, 4/1/15	383,247	394,896
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 14.346%, 6/1/26[8]	235,706	43,378
Series 183, Cl. IO, 10.946%, 4/1/27[8]	368,234	68,944
Series 184, Cl. IO, 18.531%, 12/1/26[8]	406,862	74,668
Series 192, Cl. IO, 8.474%, 2/1/28[8]	112,393	27,320
Series 202, Cl. IO, 0.00%, 4/1/29[8,14]	403,057	93,346
Series 2130, Cl. SC, 51.784%, 3/15/29[8]	304,062	49,980
Series 224, Cl. IO, 0.084%, 3/1/33[8]	778,964	141,849
Series 243, Cl. 6, 0.00%, 12/15/32[8,14]	475,775	85,533
Series 2527, Cl. SG, 35.893%, 2/15/32[8]	286,739	15,455
Series 2531, Cl. ST, 49.039%, 2/15/30[8]	364,563	21,294
F5 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 2796, Cl. SD, 66.942%, 7/15/26[8]	$445,379	$76,570
Series 2802, Cl. AS, 99.999%, 4/15/33[8]	663,577	66,860
Series 2920, Cl. S, 78.193%, 1/15/35[8]	2,561,839	306,063
Series 3000, Cl. SE, 99.999%, 7/15/25[8]	2,464,879	237,191
Series 3045, Cl. DI, 41.133%, 10/15/35[8]	3,935,089	506,247
Series 3110, Cl. SL, 99.999%, 2/15/26[8]	435,107	40,484
Series 3146, Cl. SA, 54.05%, 4/15/36[8]	3,266,064	427,838
Series 3399, Cl. SC, 19.915%, 12/15/37[8]	3,473,912	374,246
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 176, Cl. PO, 4.492%, 6/1/26[9]	100,137	84,962
Series 192, Cl. PO, 7.444%, 2/1/28[9]	112,393	99,868
Federal National Mortgage Assn.:
4.50%, 10/1/24-10/1/39[7]	11,643,000	11,868,107
5%, 10/1/24-11/1/39[7]	16,917,000	17,464,192
5.50%, 10/1/24-10/1/39[7]	20,493,000	21,447,085
6%, 9/25/19-3/1/37	3,801,237	4,030,306
6%, 10/1/24-10/1/39[7]	25,864,000	27,376,325
6.50%, 10/1/39[7]	11,149,000	11,917,233
7%, 11/1/17	580,222	617,484
7.50%, 1/1/33	324,055	362,995
8.50%, 7/1/32	20,339	22,600
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1992-15, Cl. KZ, 7%, 2/25/22	6,106	6,137
Trust 1996-35, Cl. Z, 7%, 7/25/26	133,801	148,387
Trust 1998-61, Cl. PL, 6%, 11/25/28	424,975	461,266
Trust 2001-44, Cl. QC, 6%, 9/25/16	1,127,951	1,215,049
Trust 2003-130, Cl. CS, 13.608%, 12/25/33[3]	772,852	829,007
Trust 2004-101, Cl. BG, 5%, 1/25/20	2,400,000	2,559,594
Trust 2004-81, Cl. KC, 4.50%, 4/1/17	2,063,452	2,137,512
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	1,550,000	1,650,439
Trust 2005-57, Cl. PA, 5.50%, 5/1/27	651,788	664,123
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	1,300,912	1,365,810
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	160,000	165,057
Trust 2006-46, Cl. SW, 23.296%, 6/25/36[3]	436,925	573,732
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	998,116	1,035,437
Trust 2009-37, Cl. HA, 4%, 4/1/19	2,085,416	2,167,908
Trust 2009-70, Cl. PA, 5%, 8/1/35	2,019,055	2,133,557
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 1993-223, Cl. PM, 99.999%, 10/25/23[8]	704	2
Trust 2001-63, Cl. SD, 43.031%, 12/18/31[8]	14,414	2,095
Trust 2001-65, Cl. S, 49.12%, 11/25/31[6,8]	1,104,170	141,585
Trust 2001-68, Cl. SC, 49.126%, 11/25/31[8]	9,827	1,270
Trust 2001-81, Cl. S, 36.462%, 1/25/32[8]	244,544	32,361
F6 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2002-38, Cl. SO, 58.841%, 4/25/32[8]	$440,889	$50,716
Trust 2002-47, Cl. NS, 35.031%, 4/25/32[8]	501,440	69,413
Trust 2002-51, Cl. S, 35.36%, 8/25/32[8]	460,434	63,137
Trust 2002-52, Cl. SD, 40.562%, 9/25/32[8]	543,062	72,733
Trust 2002-7, Cl. SK, 51.659%, 1/25/32[8]	19,735	2,456
Trust 2002-77, Cl. BS, 42.203%, 12/18/32[8]	36,233	4,504
Trust 2002-77, Cl. IS, 50.656%, 12/18/32[8]	751,144	109,414
Trust 2002-77, Cl. SH, 43.979%, 12/18/32[8]	334,849	54,401
Trust 2002-9, Cl. MS, 35.272%, 3/25/32[8]	343,384	49,841
Trust 2002-90, Cl. SN, 53.481%, 8/25/32[8]	31,205	3,669
Trust 2002-90, Cl. SY, 54.721%, 9/25/32[8]	14,820	1,666
Trust 2003-33, Cl. SP, 55.637%, 5/25/33[8]	1,220,789	168,026
Trust 2003-4, Cl. S, 47.952%, 2/25/33[8]	642,019	89,114
Trust 2003-46, Cl. IH, 0.00%, 6/1/33[8,14]	4,176,033	473,008
Trust 2003-89, Cl. XS, 65.165%, 11/25/32[8]	670,501	47,040
Trust 2004-54, Cl. DS, 51.325%, 11/25/30[8]	491,979	65,206
Trust 2005-14, Cl. SE, 42.486%, 3/25/35[8]	645,531	56,828
Trust 2005-40, Cl. SA, 75.272%, 5/25/35[8]	1,465,133	186,347
Trust 2005-6, Cl. SE, 86.641%, 2/25/35[8]	1,912,697	226,822
Trust 2005-71, Cl. SA, 73.762%, 8/25/25[8]	1,586,909	184,096
Trust 2005-87, Cl. SE, 46.854%, 10/25/35[8]	2,931,419	251,660
Trust 2005-87, Cl. SG, 37.683%, 10/25/35[8]	222,816	21,456
Trust 2006-60, Cl. DI, 40.563%, 4/25/35[8]	428,214	62,451
Trust 2007-88, Cl. XI, 13.776%, 6/25/37[8]	9,501,125	940,952
Trust 2008-10, Cl. GI, 15.532%, 3/25/38[8]	9,596,800	987,313
Trust 214, Cl. 2, 25.143%, 3/1/23[8]	622,477	111,149
Trust 222, Cl. 2, 15.854%, 6/1/23[8]	824,659	148,620
Trust 240, Cl. 2, 22.376%, 9/1/23[8]	1,341,032	240,199
Trust 247, Cl. 2, 23.225%, 10/1/23[8]	170,172	32,814
Trust 252, Cl. 2, 21.927%, 11/1/23[8]	639,307	117,728
Trust 273, Cl. 2, 15.01%, 8/1/26[8]	178,833	33,063
Trust 319, Cl. 2, 5.339%, 2/1/32[8]	246,147	49,173
Trust 320, Cl. 2, 7.828%, 4/1/32[8]	1,061,636	210,958
Trust 331, Cl. 9, 9.629%, 2/1/33[8]	86,921	14,946
Trust 334, Cl. 17, 16.649%, 2/1/33[8]	419,284	64,214
Trust 339, Cl. 12, 0.00%, 7/1/33[8,14]	905,657	151,101
Trust 339, Cl. 7, 0.00%, 7/1/33[8,14]	1,764,159	239,413
Trust 343, Cl. 13, 6.891%, 9/1/33[8]	772,119	134,417
Trust 343, Cl. 18, 0.184%, 5/1/34[8]	130,835	18,821
Trust 345, Cl. 9, 0.00%, 1/1/34[8,14]	1,210,464	176,629
Trust 351, Cl. 10, 0.00%, 4/1/34[8,14]	221,571	29,780
Trust 351, Cl. 8, 0.643%, 4/1/34[8]	447,047	59,448
Trust 356, Cl. 10, 0.00%, 6/1/35[8,14]	387,240	55,407
Trust 356, Cl. 12, 0.00%, 2/1/35[8,14]	197,107	26,242
Trust 362, Cl. 12, 0.00%, 8/1/35[8,14]	3,719,347	642,900
Trust 362, Cl. 13, 0.00%, 8/1/35[8,14]	2,044,263	342,687
Trust 364, Cl. 16, 0.00%, 9/1/35[8,14]	923,827	128,305
F7 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.306%, 9/25/23[9]	$312,310	$255,172

		152,527,231

GNMA/Guaranteed—1.6%
Government National Mortgage Assn.:
4.375%, 4/8/26[3]	15,350	15,704
4.50%, 10/1/39[7]	7,340,000	7,450,100
7%, 1/29/24-4/29/26	151,864	167,318
7.50%, 5/29/27	513,378	575,029
8%, 5/30/17	23,411	25,881
8.50%, 8/1/17-12/15/17	13,068	14,205
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 79.922%, 1/16/27[8]	609,095	86,330
Series 2002-15, Cl. SM, 68.868%, 2/16/32[8]	492,594	81,197
Series 2002-76, Cl. SY, 76.857%, 12/16/26[8]	1,293,420	194,755
Series 2004-11, Cl. SM, 57.298%, 1/17/30[8]	418,279	63,918

		8,674,437

Non-Agency—4.3%
Commercial—2.9%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AM, 5.421%, 9/1/45	3,700,000	3,050,141
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18, Commercial Mtg. Pass-Through Certificates, Series PW18, Cl. A2, 5.613%, 6/1/50	1,050,000	1,050,581
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through Certificates, Series 2006-2, Cl. A1B, 0.366%, 9/25/36[3]	5,141	5,125
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.299%, 12/1/49[3]	1,700,000	1,183,640
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	830,088	552,666
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	651,564	577,941
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	678,012	471,188
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39	488,834	494,688
Series 2005-C4, Cl. AM, 5.513%, 11/1/45[3]	790,000	671,026
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2001-LIBA, Cl. B, 6.733%, 2/10/16	350,000	374,953
F8 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Commercial Continued
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42	$1,000,000	$852,030
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	555,000	531,398
Series 2007-LD11, Cl. A2, 5.992%, 6/15/49[3]	715,000	717,664
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates:
Series 2006-C1, Cl. A2, 5.084%, 2/11/31	925,000	928,730
Series 2006-C1, Cl. AM, 5.217%, 2/11/31[3]	2,090,000	1,690,627
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 1/15/12	1,275,000	1,276,029
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2 A2, 4.21%, 4/1/34[3]	615,700	592,081
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	1,074,625	919,926

		15,940,434

Multifamily—0.4%
Wells Fargo Mortgage-Backed Securities 2004-AA Trust, Mtg. Pass-Through Certificates, Series 2004-AA, Cl. 2A, 4.979%, 12/25/34[3]	623,076	591,767
Wells Fargo Mortgage-Backed Securities 2004-S Trust, Mtg. Pass-Through Certificates, Series 2004-S, Cl. A1, 3.295%, 9/25/34[3]	537,370	522,441
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.094%, 3/25/36[3]	1,711,147	1,416,087

		2,530,295

Residential—1.0%
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 4.168%, 6/1/34[3]	475,000	370,875
Countrywide Alternative Loan Trust 2005-29CB, Mortgage Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	2,290,530	1,958,254
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.374%, 9/11/45[3]	1,220,000	885,278
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	383,391	380,373
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	349,788	330,222
F9 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Residential Continued
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 3 A1, 3.734%, 5/1/34[3]	$884,530	$746,350
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust, Mtg. Pass-Through Certificates, Series 2003-AR9, Cl. 2A, 2.881%, 9/25/33[3]	851,112	791,997
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 3.003%, 9/1/34[3]	278,105	264,964

		5,728,313

Total Mortgage-Backed Obligations (Cost $184,623,863)		185,400,710

U.S. Government Obligations—0.5%
Federal Home Loan Mortgage Corp. Nts., 2.50%, 4/23/14	1,670,000	1,675,356
Federal National Mortgage Assn. Nts., 3%, 9/16/14	1,305,000	1,328,674

Total U.S. Government Obligations (Cost $2,980,138)		3,004,030

Non-Convertible Corporate Bonds and Notes—10.5%
Consumer Discretionary—1.3%
Automobiles—0.4%
Daimler Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts., 11/15/13	520,000	560,933
DaimlerChrysler NA Holdings Corp., 8.50% Nts., 1/18/31	340,000	403,386
Ford Motor Credit Co. LLC, 9.75% Sr. Unsec. Nts., 9/15/10	1,025,000	1,047,670

		2,011,989

Hotels, Restaurants & Leisure—0.1%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[4]	538,000	549,257
Media—0.6%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19	495,000	546,851
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	240,000	309,132
Comcast Cable Communications, Inc., 8.875% Unsub. Nts., 5/1/17	435,000	537,366
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.875% Sr. Unsec. Unsub. Nts., 10/1/19[4]	187,000	186,766
DISH DBS Corp., 7.875% Sr. Nts., 9/1/19[4]	460,000	466,900
Time Warner Cos., Inc., 9.125% Debs., 1/15/13	370,000	430,022
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	290,000	349,615
Time Warner, Inc., 6.50% Sr. Unsec. Debs., 11/15/36	425,000	436,393
Viacom, Inc., 6.25% Sr. Unsec. Nts., 4/30/16	160,000	172,840

		3,435,885
F10 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Specialty Retail—0.2%
Home Depot, Inc. (The), 5.875% Sr. Unsec. Unsub. Nts., 12/16/36	$470,000	$457,516
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	770,000	831,840

		1,289,356

Consumer Staples—0.8%
Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc.:
7.75% Sr. Unsec. Unsub. Nts., 1/15/19[4]	375,000	444,482
8% Sr. Nts., 11/15/39[4]	145,000	188,259

		632,741
Food & Staples Retailing—0.2%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	210,000	277,071
Safeway, Inc., 6.50% Sr. Unsec. Nts., 3/1/11	255,000	271,138
Supervalu, Inc., 7.50% Sr. Nts., 11/15/14	505,000	510,050

		1,058,259
Food Products—0.3%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	423,000	439,306
8.50% Sr. Unsec. Nts., 6/15/19	390,000	450,369
Heinz (H.J.) Finance Co., 7.125% Sr. Unsec. Nts., 8/1/39[4]	390,000	463,168
Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts., 9/15/11	360,000	388,993

		1,741,836
Tobacco—0.2%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	905,000	1,125,853
Energy—1.6%
Energy Equipment & Services—0.1%
Pride International, Inc., 8.50% Sr. Nts., 6/15/19	620,000	685,100
Oil, Gas & Consumable Fuels—1.5%
Anadarko Petroleum Corp., 6.45% Sr. Unsec. Nts., 9/15/36	450,000	466,126
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16	490,000	466,725
Duke Energy Field Services LLC, 7.875% Unsec. Nts., 8/16/10	485,000	508,517
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16	550,000	566,500
Enterprise Products Operating LLP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11	430,000	459,182
Hess Corp., 6.65% Sr. Unsec. Unsub. Nts., 8/15/11	299,000	321,042
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	770,000	798,232
Kerr-McGee Corp., 6.875% Sr. Unsec. Unsub. Nts., 9/15/11	390,000	418,978
Kinder Morgan Energy Partners LP, 9% Sr. Unsec. Nts., 2/1/19	460,000	558,277
F11 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
Nexen, Inc.:
6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	$520,000	$507,980
7.50% Nts., 7/30/39	208,000	227,261
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13	515,000	522,725
Petro-Canada, 5.95% Sr. Unsec. Unsub. Bonds, 5/15/35	215,000	212,423
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13[5]	323,488	330,362
Plains All American Pipeline LP, 6.50% Sr. Unsec. Unsub. Nts., 5/1/18	610,000	654,448
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[4]	305,000	325,391
Shell International Finance BV, 4.30% Nts., 9/22/19	187,000	188,355
Williams Cos., Inc. (The), 8.75% Unsec. Nts., 3/15/32	310,000	356,510
XTO Energy, Inc., 6.50% Sr. Unsec. Unsub. Nts., 12/15/18	140,000	154,826

		8,043,860

Financials—3.3%
Capital Markets—0.5%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[4]	465,000	472,355
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	975,000	898,071
Morgan Stanley:
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	180,000	179,638
7.30% Sr. Unsec. Nts., 5/13/19	1,355,000	1,493,482

		3,043,546

Commercial Banks—0.6%
Barclays Bank plc, 6.278% Perpetual Bonds[10]	1,140,000	855,017
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[3]	850,000	646,000
PNC Funding Corp., 5.25% Gtd. Unsec. Sub. Nts., 11/15/15	595,000	610,794
Wachovia Corp., 5.625% Sub. Nts., 10/15/16	200,000	209,225
Wells Fargo Capital X, 5.95% Unsec. Sub. Bonds, 12/15/36	870,000	759,075

		3,080,111

Consumer Finance—0.2%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	340,000	359,243
Capital One Bank USA NA, 8.80% Sub. Nts., 7/15/19	293,000	339,270
Capital One Financial Corp., 5.70% Sr. Unsec. Unsub. Nts., 9/15/11	563,000	588,541

		1,287,054

Diversified Financial Services—1.2%
Citigroup, Inc.:
6.125% Sub. Nts., 8/25/36	545,000	469,134
8.125% Sr. Unsec. Nts., 7/15/39	1,380,000	1,549,407
F12 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Diversified Financial Services Continued
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	$2,405,000	$2,316,248
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	2,005,000	2,266,444

		6,601,233

Insurance—0.6%
Axa SA, 6.379% Sub. Perpetual Bonds[4,10]	565,000	457,650
Hartford Financial Services Group, Inc. (The):
5.375% Sr. Unsec. Nts., 3/15/17	490,000	449,432
6% Sr. Unsec. Nts., 1/15/19	615,000	584,241
Marsh & McLennan Cos., Inc., 5.15% Sr. Unsec. Nts., 9/15/10	521,000	531,810
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/36[3]	470,000	404,200
Principal Life Global Funding I, 4.40% Sr. Sec. Nts., 10/1/10[4]	515,000	520,555
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23[4]	400,000	418,467

		3,366,355

Real Estate Investment Trusts—0.2%
Simon Property Group LP, 5.375% Sr. Unsec. Unsub. Nts., 6/1/11	514,000	529,914
WEA Finance LLC/WT Finance Aust Pty Ltd., 5.75% Nts., 9/2/15[4]	560,000	564,423

		1,094,337

Health Care—0.4%
Health Care Providers & Services—0.1%
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11	485,000	500,018
Life Sciences Tools & Services—0.1%
Fisher Scientific International, Inc., 6.125% Sr. Unsec. Sub. Nts., 7/1/15	815,000	846,734
Pharmaceuticals—0.2%
Genentech, Inc., 5.25% Sr. Unsec. Unsub. Nts., 7/15/35	357,000	355,720
Watson Pharmaceuticals, Inc., 6.125% Sr. Unsec. Nts., 8/15/19	530,000	558,433

		914,153

Industrials—0.9%
Aerospace & Defense—0.3%
BAE Systems Holdings, Inc., 6.375% Nts., 6/1/19[4]	515,000	569,294
L-3 Communications Corp., 5.875% Sr. Sub. Nts., 1/15/15	560,000	560,000
Meccanica Holdings USA:
6.25% Sr. Unsec. Unsub. Nts., 7/15/19[4]	290,000	313,543
7.375% Sr. Unsec. Unsub. Nts., 7/15/39[4]	485,000	573,756

		2,016,593
F13 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Services & Supplies—0.1%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35	$325,000	$373,962
Electrical Equipment—0.1%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19	550,000	571,988
Industrial Conglomerates—0.2%
General Electric Capital Corp., 5.875% Unsec. Unsub. Nts., 1/14/38	395,000	363,436
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21	780,000	877,555

		1,240,991

Road & Rail—0.2%
CSX Corp., 7.375% Sr. Unsec. Nts., 2/1/19	785,000	925,381
Information Technology—0.1%
Electronic Equipment & Instruments—0.1%
Agilent Technologies, Inc., 5.50% Sr. Unsec. Unsub. Nts., 9/14/15	560,000	576,775
Materials—0.6%
Chemicals—0.1%
Airgas, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/14	280,000	285,398
Yara International ASA, 7.875% Nts., 6/11/19[4]	465,000	523,537

		808,935

Containers & Packaging—0.1%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16	555,000	568,875
Metals & Mining—0.3%
Freeport-McMoRan Copper & Gold, Inc., 8.25% Sr. Unsec. Nts., 4/1/15	505,000	537,786
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	170,000	169,864
6% Sr. Unsec. Unsub. Nts., 10/15/15	296,000	301,375
Xstrata Finance Canada Ltd., 6.90% Nts., 11/15/37[4]	510,000	481,558

		1,490,583

Paper & Forest Products—0.1%
MeadWestvaco Corp., 7.375% Sr. Unsec. Unsub. Nts., 9/1/19	555,000	582,414
Telecommunication Services—0.8%
Diversified Telecommunication Services—0.8%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	621,000	652,957
British Telecommunications plc, 9.625% Bonds, 12/15/30	335,000	430,355
CenturyTel, Inc., 8.375% Sr. Unsec. Nts., Series H, 10/15/10	275,000	291,510
F14 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Diversified Telecommunication Services Continued
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13	$515,000	$507,275
Deutsche Telekom International Finance BV, 8.50% Unsub. Nts., 6/15/10[3]	367,000	384,782
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub. Nts., 10/1/10	755,000	776,343
Telefonica Europe BV, 7.75% Unsec. Nts., 9/15/10	360,000	380,933
Telus Corp., 8% Nts., 6/1/11	580,000	631,449
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	405,000	434,325

		4,489,929

Wireless Telecommunication Services—0.0%
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts., 5/1/11	73,000	81,252
Utilities—0.7%
Electric Utilities—0.2%
Exelon Corp., 5.625% Sr. Unsec. Bonds, 6/15/35	375,000	362,755
Exelon Generation Co. LLC:
6.20% Sr. Nts., 10/1/17	225,000	246,009
6.25% Sr. Unsec. Nts., 10/1/39	188,000	192,593

		801,357

Energy Traders—0.2%
NRG Energy, Inc., 7.375% Sr. Nts., 2/1/16	515,000	499,550
Oncor Electric Delivery Co., 6.375% Sr. Sec. Nts., 1/15/15	280,000	310,775

		810,325

Gas Utilities—0.0%
Atmos Energy Corp., 8.50% Sr. Unsec. Nts., 3/15/19	178,000	220,187
Multi-Utilities—0.3%
Dominion Resources, Inc., 5.20% Sr. Unsub. Nts., 8/15/19	555,000	577,555
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10	498,000	524,044
Sempra Energy:
6.50% Sr. Unsec. Nts., 6/1/16	220,000	243,582
9.80% Sr. Unsec. Nts., 2/15/19	445,000	571,011

		1,916,192

Total Non-Convertible Corporate Bonds and Notes (Cost $55,147,764)		58,783,416
F15 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Investment Companies—14.6%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[11,12]	12,500	$12,500
Oppenheimer Institutional Money Market Fund, Cl. E, 0.27%[11,13]	81,333,349	81,333,349

Total Investment Companies (Cost $81,345,849)		81,345,849

Total Investments, at Value (Cost $628,854,603)	117.9%	658,000,563
Liabilities in Excess of Other Assets	(17.9)	(100,094,029)

Net Assets	100.0%	$557,906,534

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	A sufficient amount of liquid assets has been designated to cover outstanding written call options. See Note 5 of accompanying Notes.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $9,829,487 or 1.76% of the Fund’s net assets as of September 30, 2009.

5.	Illiquid security. The aggregate value of illiquid securities as of September 30, 2009 was $1,127,921, which represents 0.20% of the Fund’s net assets. See Note 6 of accompanying Notes.

6.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $1,363,729. See Note 5 of accompanying Notes.

7.	When-issued security or delayed delivery to be delivered and settled after September 30, 2009. See Note 1 of accompanying Notes.

8.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $10,531,062 or 1.89% of the Fund’s net assets as of September 30, 2009.

9.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $440,002 or 0.08% of the Fund’s net assets as of September 30, 2009.

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Rate shown is the 7-day yield as of September 30, 2009.

12.	Interest rate is less than 0.0005%.

13.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:
F16 | OPPENHEIMER BALANCED FUND

	Shares			Shares
	September 30,	Gross	Gross	September 30,
	2008	Additions	Reductions	2009

OFI Liquid Assets Fund, LLC	—	1,380,000	1,380,000	—
Oppenheimer Institutional Money Market Fund, Cl. E	21,175,009	582,559,687	522,401,347	81,333,349

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$678	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	81,333,349	555,121

	$81,333,349	$555,799

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

14.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$17,557,667	$—	$—	$17,557,667
Consumer Staples	28,699,935	—	—	28,699,935
Energy	24,597,712	—	—	24,597,712
Financials	34,498,774	—	—	34,498,774
Health Care	37,859,477	—	—	37,859,477
Industrials	18,599,299	—	—	18,599,299
Information Technology	113,527,930	—	—	113,527,930
Materials	11,511,977	—	—	11,511,977
Utilities	2,955,040	—	—	2,955,040
Preferred Stocks
Health Care	10,252,341	9,465,300	—	19,717,641
Asset-Backed Securities	—	19,941,106	—	19,941,106
Mortgage-Backed Obligations	—	185,400,710	—	185,400,710
U.S. Government Obligations	—	3,004,030	—	3,004,030
Non-Convertible Corporate Bonds and Notes	—	58,783,416	—	58,783,416
Investment Companies	81,345,849	—	—	81,345,849

Total Investments, at Value	381,406,001	276,594,562	—	658,000,563
F17 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Other Financial Instruments:
Futures margins	$11,392	$—	$—	$11,392
Foreign currency exchange contracts	—	858	—	858

Total Assets	$381,417,393	$276,595,420	$—	$658,012,813

Liabilities Table
Other Financial Instruments:
Appreciated options written, at value	$(149,435)	$—	$—	$(149,435)
Depreciated swaps, at value	—	(99,998)	—	(99,998)
Futures margins	(73,631)	—	—	(73,631)
Foreign currency exchange contracts	—	(349)	—	(349)

Total Liabilities	$(223,066)	$(100,347)	$—	$(323,413)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Foreign Currency Exchange Contracts as of September 30, 2009 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)		Dates	Value	Appreciation	Depreciation

UBS Investment Bank
Japenese Yen (JPY)	Buy	46,701	JPY	10/1/09-10/2/09	$520,254	$858	$349
Futures Contracts as of September 30, 2009 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds	Buy	144	12/21/09	$17,478,000	$350,806
U.S. Treasury Nts., 2 yr.	Sell	136	12/31/09	29,507,750	(72,080)
U.S. Treasury Nts., 5 yr.	Sell	52	12/31/09	6,036,875	(66,478)
U.S. Treasury Nts., 10 yr.	Buy	205	12/21/09	24,257,266	335,091

					$547,339

Written Options as of September 30, 2009 are as follows:

		Number of	Exercise	Expiration	Premiums
Description	Type	Contracts	Price	Date	Received	Value

Take-Two Interactive Software, Inc.	Call	2,299	$12.50	12/21/09	$222,997	$(149,435)
F18 | OPPENHEIMER BALANCED FUND

Credit Default Swap Contracts as of September 30, 2009 are as follows:

	Buy/Sell	Notional
Reference Entity/	Credit	Amount	Pay/Receive	Termination
Swap Counterparty	Protection	(000s)	Fixed Rate	Date	Value

Inco Ltd.:
Morgan Stanley Capital Services, Inc.	Buy	$1,055	0.70%	3/20/17	$(28,646)
Morgan Stanley Capital Services, Inc.	Buy	1,065	0.63	3/20/17	(23,872)

	Total	2,120			(52,518)
Vale Overseas:
Morgan Stanley Capital Services, Inc.	Sell	1,055	1.17	3/20/17	(21,298)
Morgan Stanley Capital Services, Inc.	Sell	1,065	1.10	3/20/17	(26,182)

	Total	2,120			(47,480)

				Grand Total Buys	(52,518)
				Grand Total Sells	(47,480)

			Total Credit Default Swaps		$(99,998)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum Potential
Type of Reference Asset on which	Payments for Selling Credit		Reference Asset
the Fund Sold Protection	Protection (Undiscounted)	Amount Recoverable*	Rating Range**

Investment Grade Single Name Corporate Debt	$2,120,000	$—	BBB+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
Swap Summary as of September 30, 2009 is as follows:
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

		Notional Amount
Swap Counterparty	Swap Type from Fund Perspective	(000’s)	Value

Morgan Stanley Capital Services, Inc.:
	Credit Default Buy Protection	$2,120	$(52,518)
	Credit Default Sell Protection	2,120	(47,480)

		Total Swaps	$(99,998)

See accompanying Notes to Financial Statements.
F19 | OPPENHEIMER BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $547,521,254)	$576,667,214
Affiliated companies (cost $81,333,349)	81,333,349

658,000,563
Cash	72,000
Unrealized appreciation on foreign currency exchange contracts	858
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	18,361,692
Interest, dividends and principal paydowns	1,810,285
Shares of beneficial interest sold	182,548
Futures margins	11,392
Other	68,754

Total assets	678,508,092

Liabilities
Appreciated options written, at value (premiums received $222,997)	149,435
Unrealized depreciation on foreign currency exchange contracts	349
Depreciated swaps, at value (upfront payments $0)	99,998
Payables and other liabilities:
Investments purchased (including $116,714,971 purchased on a when-issued or delayed delivery basis)	117,775,123
Shares of beneficial interest redeemed	1,756,423
Distribution and service plan fees	297,820
Trustees’ compensation	196,744
Transfer and shareholder servicing agent fees	126,568
Shareholder communications	75,092
Futures margins	73,631
Other	50,375

Total liabilities	120,601,558

Net Assets	$557,906,534

Composition of Net Assets
Paid-in capital	$748,240,166
Accumulated net investment loss	(93,473)
Accumulated net realized loss on investments and foreign currency transactions	(219,912,148)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	29,671,989

Net Assets	$557,906,534

F20 | OPPENHEIMER BALANCED FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $460,589,117 and 51,053,035 shares of beneficial interest outstanding)	$9.02
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.57

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,679,770 and 4,223,804 shares of beneficial interest outstanding)	$8.68

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $51,697,329 and 5,919,132 shares of beneficial interest outstanding)	$8.73

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,940,318 and 1,008,124 shares of beneficial interest outstanding)	$8.87
See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER BALANCED FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2009

Investment Income
Interest (net of foreign withholding taxes of $662)	$12,705,583
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $75,435)	5,169,818
Affiliated companies	555,121
Income from investment of securities lending cash collateral, net—affiliated companies	678

Total investment income	18,431,200

Expenses
Management fees	3,804,803
Distribution and service plan fees:
Class A	918,352
Class B	359,021
Class C	486,706
Class N	38,477
Transfer and shareholder servicing agent fees:
Class A	1,050,758
Class B	197,847
Class C	192,852
Class N	46,521
Shareholder communications:
Class A	146,238
Class B	26,725
Class C	21,352
Class N	2,365
Trustees’ compensation	26,176
Custodian fees and expenses	11,632
Other	83,230

Total expenses	7,413,055
Less reduction to custodian expenses	(6,733)
Less waivers and reimbursements of expenses	(190,752)

Net expenses	7,215,570

Net Investment Income	11,215,630
F22 | OPPENHEIMER BALANCED FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$(145,483,737)
Closing and expiration of option contracts written	387,968
Closing and expiration of futures contracts	(3,482,208)
Foreign currency transactions	(2,800,645)
Short positions	711
Swap contracts	(79,422,812)

Net realized loss	(230,800,723)
Net change in unrealized appreciation on:
Investments	64,712,948
Translation of assets and liabilities denominated in foreign currencies	3,054,446
Futures contracts	1,124,389
Option contracts written	73,562
Swap contracts	13,357,499

Net change in unrealized appreciation	82,322,844

Net Decrease in Net Assets Resulting from Operations	$(137,262,249)

See accompanying Notes to Financial Statements.
F23 | OPPENHEIMER BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2009	2008

Operations
Net investment income	$11,215,630	$23,652,986
Net realized loss	(230,800,723)	(55,729,857)
Net change in unrealized appreciation (depreciation)	82,322,844	(177,868,951)

Net decrease in net assets resulting from operations	(137,262,249)	(209,945,822)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(8,052,589)
Class B	—	(504,826)
Class C	—	(632,738)
Class N	—	(122,579)

	—	(9,312,732)

Tax return of capital distribution from net investment income:
Class A	—	(2,912,179)
Class B	—	(182,568)
Class C	—	(228,826)
Class N	—	(44,330)

	—	(3,367,903)

Distributions from net realized gain:
Class A	—	(37,195,502)
Class B	—	(3,833,652)
Class C	—	(4,413,644)
Class N	—	(738,584)

	—	(46,181,382)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(64,639,696)	(10,977,610)
Class B	(9,276,870)	(13,337,024)
Class C	(8,021,783)	(2,882,901)
Class N	(75,560)	(3,471,017)

	(82,013,909)	(30,668,552)

Net Assets
Total decrease	(219,276,158)	(299,476,391)
Beginning of period	777,182,692	1,076,659,083

End of period (including accumulated net investment income (loss) of $(93,473) and $14,053,365, respectively)	$557,906,534	$777,182,692

See accompanying Notes to Financial Statements.
F24 | OPPENHEIMER BALANCED FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.73	$14.32	$13.94	$14.51	$13.75

Income (loss) from investment operations:
Net investment income[1]	.18	.33	.34	.30	.24
Net realized and unrealized gain (loss)	(1.89)	(3.12)	1.27	.21	1.38

Total from investment operations	(1.71)	(2.79)	1.61	.51	1.62

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.13)	(.34)	(.29)	(.16)
Distributions from net realized gain	—	(.62)	(.89)	(.79)	(.70)
Tax return of capital distribution from net investment income	—	(.05)	—	—	—

Total dividends and/or distributions to shareholders	—	(.80)	(1.23)	(1.08)	(.86)

Net asset value, end of period	$9.02	$10.73	$14.32	$13.94	$14.51

Total Return, at Net Asset Value[2]	(15.94)%	(20.49)%	11.96%	3.86%	12.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$460,589	$636,927	$865,895	$810,738	$725,836

Average net assets (in thousands)	$432,752	$783,143	$851,017	$752,163	$694,147

Ratios to average net assets:[3]
Net investment income	2.29%	2.61%	2.38%	2.16%	1.69%
Total expenses	1.24%[4]	1.07%[4]	1.05%[4]	1.06%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	1.06%	1.04%	1.06%	1.05%

Portfolio turnover rate[5]	106%	54%	74%	84%	73%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2009	1.25%
Year Ended September 30, 2008	1.08%
Year Ended September 30, 2007	1.06%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$1,215,701,504	$1,203,002,481
Year Ended September 30, 2008	$605,485,691	$538,294,980
Year Ended September 30, 2007	$814,618,659	$879,472,606
Year Ended September 30, 2006	$1,329,963,782	$1,377,730,782
Year Ended September 30, 2005	$2,097,453,846	$2,135,377,175
See accompanying Notes to Financial Statements.
F25 | OPPENHEIMER BALANCED FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.43	$13.99	$13.64	$14.23	$13.53

Income (loss) from investment operations:
Net investment income[1]	.11	.21	.20	.17	.11
Net realized and unrealized gain (loss)	(1.86)	(3.04)	1.25	.20	1.36

Total from investment operations	(1.75)	(2.83)	1.45	.37	1.47

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.08)	(.21)	(.17)	(.07)
Distributions from net realized gain	—	(.62)	(.89)	(.79)	(.70)
Tax return of capital distribution from net investment income	—	(.03)	—	—	—

Total dividends and/or distributions to shareholders	—	(.73)	(1.10)	(.96)	(.77)

Net asset value, end of period	$8.68	$10.43	$13.99	$13.64	$14.23

Total Return, at Net Asset Value[2]	(16.78)%	(21.18)%	10.99%	2.84%	11.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,680	$56,513	$90,879	$98,021	$98,271

Average net assets (in thousands)	$36,018	$75,349	$95,241	$95,979	$92,677

Ratios to average net assets:[3]
Net investment income	1.38%	1.70%	1.48%	1.24%	0.76%
Total expenses	2.37%[4]	1.98%[4]	1.95%[4]	1.99%	1.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.16%	1.97%	1.94%	1.99%	1.98%

Portfolio turnover rate[5]	106%	54%	74%	84%	73%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2009	2.38%
Year Ended September 30, 2008	1.99%
Year Ended September 30, 2007	1.96%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$1,215,701,504	$1,203,002,481
Year Ended September 30, 2008	$605,485,691	$538,294,980
Year Ended September 30, 2007	$814,618,659	$879,472,606
Year Ended September 30, 2006	$1,329,963,782	$1,377,730,782
Year Ended September 30, 2005	$2,097,453,846	$2,135,377,175
See accompanying Notes to Financial Statements.
F26 | OPPENHEIMER BALANCED FUND

Class C Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.48	$14.06	$13.71	$14.29	$13.59

Income (loss) from investment operations:
Net investment income[1]	.11	.22	.21	.18	.11
Net realized and unrealized gain (loss)	(1.86)	(3.06)	1.25	.21	1.37

Total from investment operations	(1.75)	(2.84)	1.46	.39	1.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.09)	(.22)	(.18)	(.08)
Distributions from net realized gain	—	(.62)	(.89)	(.79)	(.70)
Tax return of capital distribution from net investment income	—	(.03)	—	—	—

Total dividends and/or distributions to shareholders	—	(.74)	(1.11)	(.97)	(.78)

Net asset value, end of period	$8.73	$10.48	$14.06	$13.71	$14.29

Total Return, at Net Asset Value[2]	(16.70)%	(21.18)%	11.00%	2.97%	11.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,698	$72,978	$101,645	$92,782	$87,820

Average net assets (in thousands)	$48,837	$91,010	$97,640	$90,567	$78,091

Ratios to average net assets:[3]
Net investment income	1.39%	1.76%	1.53%	1.30%	0.83%
Total expenses	2.18%[4]	1.92%[4]	1.90%[4]	1.93%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.12%	1.91%	1.89%	1.92%	1.91%

Portfolio turnover rate[5]	106%	54%	74%	84%	73%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2009	2.19%
Year Ended September 30, 2008	1.93%
Year Ended September 30, 2007	1.91%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$1,215,701,504	$1,203,002,481
Year Ended September 30, 2008	$605,485,691	$538,294,980
Year Ended September 30, 2007	$814,618,659	$879,472,606
Year Ended September 30, 2006	$1,329,963,782	$1,377,730,782
Year Ended September 30, 2005	$2,097,453,846	$2,135,377,175
See accompanying Notes to Financial Statements.
F27 | OPPENHEIMER BALANCED FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.59	$14.17	$13.80	$14.38	$13.65

Income (loss) from investment operations:
Net investment income[1]	.15	.27	.28	.24	.17
Net realized and unrealized gain (loss)	(1.87)	(3.08)	1.26	.21	1.38

Total from investment operations	(1.72)	(2.81)	1.54	.45	1.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.11)	(.28)	(.24)	(.12)
Distributions from net realized gain	—	(.62)	(.89)	(.79)	(.70)
Tax return of capital distribution from net investment income	—	(.04)	—	—	—

Total dividends and/or distributions to shareholders	—	(.77)	(1.17)	(1.03)	(.82)

Net asset value, end of period	$8.87	$10.59	$14.17	$13.80	$14.38

Total Return, at Net Asset Value[2]	(16.24)%	(20.86)%	11.57%	3.42%	11.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,940	$10,765	$18,240	$14,933	$11,803

Average net assets (in thousands)	$7,776	$14,522	$18,038	$13,425	$10,278

Ratios to average net assets:[3]
Net investment income	1.91%	2.14%	1.98%	1.76%	1.24%
Total expenses	1.87%[4]	1.53%[4]	1.45%[4]	1.47%	1.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.52%	1.44%	1.47%	1.50%

Portfolio turnover rate[5]	106%	54%	74%	84%	73%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2009	1.88%
Year Ended September 30, 2008	1.54%
Year Ended September 30, 2007	1.46%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$1,215,701,504	$1,203,002,481
Year Ended September 30, 2008	$605,485,691	$538,294,980
Year Ended September 30, 2007	$814,618,659	$879,472,606
Year Ended September 30, 2006	$1,329,963,782	$1,377,730,782
Year Ended September 30, 2005	$2,097,453,846	$2,135,377,175
See accompanying Notes to Financial Statements.
F28 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Balanced Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open end management investment company. The Fund’s investment objective is to seek high total investment return consistent with preservation of principal. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal
F29 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining
F30 | OPPENHEIMER BALANCED FUND

substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of September 30, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$116,714,971
Sold securities	18,361,692
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate securities at its custodian with a value equal to a certain percentage of the value of the securities that it sold short. Securities that have been segregated for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain
F31 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.
     As of September 30, 2009, the Fund held no short sales.
Concentration of Risks. The Fund from time to time may have elements of concentration risk due to the value of certain securities held compared to the overall net investments value of the Fund. Such concentrations may subject the Fund to additional risks.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
F32 | OPPENHEIMER BALANCED FUND

Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5,6]	Tax Purposes

$—	$—	$217,813,175	$27,761,567

1.	As of September 30, 2009, the Fund had $91,937,272 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2009, details of the capital loss carryforward were as follows:

Expiring

2017	$91,937,272
F33 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued

1.	Significant Accounting Policies Continued

2.	As of September 30, 2009, the Fund had $125,688,563 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	The Fund had $54,267 of post-October foreign currency losses which were deferred.

4.	The Fund had $133,073 of straddle losses which were deferred.

5.	During the fiscal year ended September 30, 2009, the Fund did not utilize any capital loss carryforward.

6.	During the fiscal year ended September 30, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2009. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$39,121,416	$ 25,362,468	$ 64,483,884
     The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 was as follows:

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008

Distributions paid from:
Ordinary income	$—	$17,858,549
Long-term capital gain	—	37,635,565
Return of capital	—	3,367,903

Total	$—	$58,862,017

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$630,864,514
Federal tax cost of other investments	5,840,561

Total federal tax cost	$636,705,075

Gross unrealized appreciation	$65,473,296
Gross unrealized depreciation	(37,711,729)

Net unrealized appreciation	$27,761,567

F34 | OPPENHEIMER BALANCED FUND

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended September 30, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$7,577
Payments Made to Retired Trustees	12,587
Accumulated Liability as of September 30, 2009	124,441
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash
F35 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	4,602,320	$36,630,928	5,798,565	$75,154,245
Dividends and/or distributions reinvested	—	—	3,368,475	44,422,978
Redeemed	(12,890,252)	(101,270,624)	(10,283,420)	(130,554,833)

Net decrease	(8,287,932)	$(64,639,696)	(1,116,380)	$(10,977,610)

Class B
Sold	838,271	$6,382,404	948,419	$11,869,335
Dividends and/or distributions reinvested	—	—	333,396	4,299,933
Redeemed	(2,033,845)	(15,659,274)	(2,357,982)	(29,506,292)

Net decrease	(1,195,574)	$(9,276,870)	(1,076,167)	$(13,337,024)

F36 | OPPENHEIMER BALANCED FUND

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount

Class C
Sold	1,401,702	$10,713,601	1,463,890	$18,408,026
Dividends and/or distributions reinvested	—	—	369,299	4,782,117
Redeemed	(2,443,042)	(18,735,384)	(2,101,729)	(26,073,044)

Net decrease	(1,041,340)	$(8,021,783)	(268,540)	$(2,882,901)

Class N
Sold	558,142	$4,411,776	335,612	$4,177,869
Dividends and/or distributions reinvested	—	—	64,805	846,364
Redeemed	(566,610)	(4,487,336)	(671,462)	(8,495,250)

Net decrease	(8,468)	$(75,560)	(271,045)	$(3,471,017)

The Fund may participate in the ReFlow, LLC (“ReFlow”) liquidity program which is designed to provide an alternative source of funding to meet shareholder redemptions. ReFlow provides liquidity by being prepared to purchase Fund shares at the closing net asset value equal to the amount of the net redemptions on any given day. On subsequent days, when the Fund experiences net subscriptions, ReFlow redeems its holdings at the net asset value on that day, subject to maximum holding period restrictions of 28 days, set by ReFlow. The Fund will waive its transaction fees with respect to redemptions by ReFlow. When participating in the ReFlow program, the Fund pays ReFlow a fee equal to the value of shares purchased for the period held times a rate determined by a daily auction with other participating mutual funds in the ReFlow program. ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund and there is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. Fees incurred by the Fund during the period, if any, under the ReFlow liquidity program are included in “Other Expenses” per the Statement of Operations and fees payable by the Fund to ReFlow at period end, if any, are included in “Other Liabilities” per the Statement of Assets and Liabilities.
     As of September 30, 2009, ReFlow did not hold any shares of the Fund.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended September 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$454,282,435	$610,930,049
U.S. government and government agency obligations	4,343,466	1,363,705
To Be Announced (TBA) mortgage-related securities	1,215,701,504	1,203,002,481
F37 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2009, the Fund paid $1,362,838 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated
F38 | OPPENHEIMER BALANCED FUND

expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2009 were as follows:

Class B	$2,558,633
Class C	2,302,518
Class N	264,179
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2009	$154,733	$1,152	$99,226	$4,582	$142
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended September 30, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$72,389
Class C	25,652
Class N	21,476
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2009, the Manager waived $71,235 for IMMF management fees.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and
F39 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
F40 | OPPENHEIMER BALANCED FUND

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
As of September 30, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $249,433. If a contingent feature would have been triggered as of September 30, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.
Valuations of derivative instruments as of September 30, 2009 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
Not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Credit contracts				Depreciated swaps, at value	$99,998
Equity contracts				Options written, at value	149,435
Interest rate contracts	Futures margins	$11,392	*	Futures margins	73,631	*

Total		$11,392			$323,064

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
F41 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivatives[1]
	Closing and	Closing and
	Expiration of	expiration
Derivatives Not Accounted	option contracts	of futures	Swap
for as Hedging Instruments	written	contracts	contracts	Total

Interest rate contracts	$—	$(801,833)	$1,537,494	$735,661
Equity contracts	387,968	—	—	387,968
Credit contracts	—	—	(412,354)	(412,354)

Total	$387,968	$(801,833)	$1,125,140	$711,275

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives[1]
Derivatives Not Accounted	Option contracts	Futures	Swap
for as Hedging Instruments	written	contracts	contracts	Total

Interest rate contracts	$—	$35,602	$(1,766,039)	$(1,730,437)
Equity contracts	(136,131)	—	—	(136,131)
Credit contracts	—	—	545,179	545,179

Total	$(136,131)	$35,602	$(1,220,860)	$(1,321,389)

1.	For the six months ending September 30, 2009.
Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counter-party defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
F42 | OPPENHEIMER BALANCED FUND

Futures
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
F43 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended September 30, 2009 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of September 30, 2008	—	$—	—	$—
Options written	2,299	222,997	2,161	387,968
Options closed or expired	—	—	(2,161)	(387,968)

Options outstanding as of September 30, 2009	2,299	$222,997	—	$—

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. Any upfront payment paid or received as well as any unrealized appreciation (depreciation) on swap contracts are separately disclosed on the
F44 | OPPENHEIMER BALANCED FUND

Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
F45 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between coun-terparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     Risks of interest rate swaps include credit, market and liquidity risk. Additional risks include but are not limited to, interest rate risk. There is a risk, based on future movements of interest rates that the payments made by the Fund under a swap agreement will be greater than the payments it received.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of September 30, 2009, the Fund had no such interest rate swap agreements outstanding.
Total Return Swap Contracts. A total return swap is an agreement between counter-parties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
F46 | OPPENHEIMER BALANCED FUND

     As of September 30, 2009, the Fund had no such total return swap agreements outstanding.
6. Illiquid Securities
As of September 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of September 30, 2009, the Fund had no securities on loan.
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 17, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
9. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits
F47 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
9. Pending Litigation Continued
against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F48 | OPPENHEIMER BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Balanced Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Balanced Fund, including the statement of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Balanced Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 17, 2009
F49 | OPPENHEIMER BALANCED FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended September 30, 2009 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2009 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER BALANCED FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
22 | OPPENHEIMER BALANCED FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Emmanuel Ferreira, Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation moderate funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mixed-asset target allocation moderate funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees were higher than its peer group median although its total expenses were equal to its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the
23 | OPPENHEIMER BALANCED FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
24 | OPPENHEIMER BALANCED FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, or, if available, the fund’s summary prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, or, if available, the summary prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
25 | OPPENHEIMER BALANCED FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 60 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 60 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 60 portfolios in the OppenheimerFunds complex.
26 | OPPENHEIMER BALANCED FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 1999) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 60 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 60 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 60 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non- profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 60 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 60 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 60 portfolios in the OppenheimerFunds complex.
27 | OPPENHEIMER BALANCED FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 1989) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 60 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 98 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ferreira, Memani, Strzalkowski and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
28 | OPPENHEIMER BALANCED FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Emmanuel Ferreira, Vice President and Portfolio Manager (since 2003) Age: 42	Vice President of the Manager (since January 2003); Portfolio Manager at Lashire Investments (July 1999-December 2002). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President and Portfolio Manager (since 2009) Age: 49	Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and officer of 10 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski Vice President and Portfolio Manager (since 2009) Age: 44	Vice President of the Manager (since August 2007); CFA and a member of the Manger’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Manager, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded (July 2006-August 2007); Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006); Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 7 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of
29 | OPPENHEIMER BALANCED FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Continued	Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
30 | OPPENHEIMER BALANCED FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4.  Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $43,400 in fiscal 2009 and $46,800 in fiscal 2008.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2009 and no such fees in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed $211,540 in fiscal 2009 and $310,000 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of accumulation plan, professional services relating to FAS 157 and additional consent for registration statement.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $9,724 in fiscal 2009 and no such fees in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Tax services for U.S., Venezuela, and India.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $222,764 in fiscal 2009 and $310,000 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
a) Not applicable.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Balanced Fund

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer

Date:	11/10/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer

Date:	11/10/2009

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/10/2009